SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2005

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3400 de Maisonneuve Blvd. W., 12th Floor, Montreal, Quebec, Canada H3Z 3B8
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

ITEM 7.01 REGULATION FD DISCLOSURE

On February 15, 2005, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005

Optimal Group Inc. (Registrant) By: /s/ Holden Ostrin Holden Ostrin Co-Chairman
Exhibit Index
Exhibit 99	Press Release dated February 15, 2005